UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners, LLC

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (866) 390-3910

Date of fiscal year end: November 30

Date of reporting period: December 1, 2020 - November 30, 2021

Item 1.	Report to Stockholders.

Stone Harbor
INVESTMENT PARTNERS

MAR DEL
NORT.
Fortunatæ
Canariæ
Tropicus

November 30, 2021

Annual Report

Emerging Markets Total Income Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.shiplpcef.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplpcef.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-390-3910 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Distribution Policy

November 30, 2021

Stone Harbor Emerging Markets Total Income Fund (the “Fund”), acting pursuant to a U.S. Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.07 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. In addition, the Fund currently distributes more than its net income and net realized capital gains, and therefore, a portion of the distribution is a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to that shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share. The amounts and sources of distributions reported to shareholders during the fiscal year are only estimates and are not provided for tax or financial reporting purposes. The actual amounts and sources of the amounts for tax or financial reporting purposes will depend upon the Fund’s investment experience during the year and are subject to change.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Table of Contents

Shareholder Letter	2
Summary of Portfolio Holdings	6
Growth of $10,000 Investment	7
Report of Independent Registered Public Accounting Firm	8
Statement of Investments	9
Statement of Assets & Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	22
Summary of Dividend Reinvestment Plan	33
Additional Information	34
Trustees & Officers	42
Board Approval of Interim Investment Advisory Agreement	45
Benchmark Descriptions	47

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

November 30, 2021 (Unaudited)

Dear Investor,

Over the past several decades emerging markets (“EM”) bonds and currencies have provided attractive returns for long-term total return investors despite political unrest, credit defaults, currency devaluations, and, in some countries, war. Navigating this volatility has been challenging and rewarding. Looking forward, we see significant opportunity to generate strong returns from a widely diversified, income-generating portfolio.

In the past 12 months, as global growth rebounded, EM bond markets recovered and the Stone Harbor Emerging Markets Total Income Fund (“EDI” or the “Fund”) delivered a total return on net asset value (“NAV”) of 1.17%. During this period the broader market’s return from a market reference of equally-weighted exposure to local currency debt, hard currency sovereign bonds and corporate debt from emerging markets debt was -2.15%. Asset allocation and security selection decisions that favored countries, companies and currencies with strong underlying fundamentals and attractive valuations drove this outperformance.

In the last six months of the reporting period, the Fund’s performance retraced some of the gains from earlier in the year. This pullback was unsurprising given the wide range of events that impacted EM debt markets during this period. These events included the emergence of two highly contagious variants of COVID-19, elevated levels of inflation, a shift towards hawkish rhetoric from the U.S Federal Reserve, the persistence of global supply chain constraints and defaults among select highly-leveraged Chinese property developers. Nevertheless, through all of this turmoil, the portfolio’s return on NAV for the last year remained positive.

From our point of view, the most remarkable development was the underperformance of emerging markets debt relative to bonds from developed markets, particularly U.S high yield bonds. Bank of America’s widely-used benchmark of U.S high yield debt (ICE BofAML US High Yield Constrained Index) posted a total return of 5.38% in the past 12 months and 1.09% in the past six months. The yield of this benchmark closed on 30 November 2021 little changed from a year ago at 5.24%. At the same time, the high yield portion of the EM sovereign debt market posted returns in in the past 12 months and 6 months of -3.26% and -4.63%, respectively. The average yield of this sector increased from 7.4% on 30 November 2020 to 8.11% one year later. The 290 basis points (“bps”) yield advantage over U.S. high yield debt today supports our view that EM debt is attractively priced.

Emerging market sovereign bonds, on average, now trade at higher yields than they did five years ago, while for most other sectors of the fixed income markets, the opposite is true. U.S. and Pan-European high yield bonds, U.S. mortgage-backed and asset-backed securities, and U.S. investment grade corporates all trade at yields below their yields from five years ago. To highlight what this yield disparity may mean for future returns, consider the total returns of benchmarks of each of these sectors in the event that their yields revert to their respective levels from five years ago. Under this condition, EM high yield U.S dollar-denominated sovereign debt would significantly outperform; the high yield portion of the JP Morgan EMBI Global Diversified Index would generate a total return of 15.2%. The EMBI Global Diversified benchmark, which includes both non-investment grade and investment grade bonds, would return 7.1%. The Bank of America U.S. high yield bond index return would total 0.3%, while the Bloomberg Barclays index of U.S. investment grade corporate debt would return negative 0.37%.

In addition to attractive valuations, strong underlying fundamentals supports our continued optimism for the long term performance of EM debt. Several factors underpin this view.

•	Global and EM growth accelerated in 2021. We expect above-trend growth to continue in many EMs for the next several years, outpacing growth in advanced economies.
•	The pace of change in EM COVID-19 vaccination distribution is improving rapidly. While the emergence of potentially vaccine-resistant variants remains a risk, progress in producing and distributing vaccines has increased dramatically from a year ago when no vaccines had been approved.
•	Commodity price strength, a product of both pent-up demand and constrained supply, provides many resource-rich developing countries powerful fiscal support, which enhances the capacity of EMs to repay their debts.
•	External vulnerabilities, as measured by current account balances, remain low today as a result of the cumulative effect of long-term currency depreciation and the pandemic-driven decline in domestic demand.
•	Unlike central banks from advanced economies, many EM central banks have increased policy interest rates from low levels, proactively insuring against the risk of rising inflation. If inflation peaks sometime in mid-2022 as we expect, domestic bonds from many emerging markets will already have built-in insurance against a rise in U.S interest rates.

A key part of our investment process includes a monthly reassessment of the macroeconomic environment. In this part of our process, we assign probabilities to a base case and alternative scenario outcomes over the next twelve months. With this framework in mind, we develop our return forecasts for each country, company, currency and domestic interest rate in which we invest. While our base case scenario comprises our optimistic view on EM fundamentals, we also model the impact of more challenging outcomes, including a more disorderly unwind of the U.S Federal Reserve’s bond purchase program amidst rapidly rising inflation and a scenario in which either COVID-19 variants or a sharp decline in China’s growth rate result in much slower growth than we envision. We continue to view the likelihood of these scenarios as low but the assessment of downside risks influences the size of risks that the Fund holds. We enter 2022 with our eyes wide open for opportunity as well as risk.

2	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

November 30, 2021 (Unaudited)

As we have noted in the past, the latitude to adjust risk levels in the portfolio based on our fundamental economic and credit views, and according to our assessment of the macroeconomic environment, is an important advantage in managing the fund through times of market stress and calm. Our investment process focuses on allocating to the various sectors of EM debt, each of which tend to behave differently in various macroeconomic environments. We also can invest a portion of EDI in EM equity markets. We believe these allocation decisions provide diversification benefits and have enabled the Fund to outperform broad measures of the markets in which we invest.

In addition, we can also vary the amount of leverage used by the Fund. In general, we employ leverage to seek higher yields and higher returns.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements. The implied borrowing costs of the repurchase agreements averaged approximately 1.03% per annum for the 12 months ended November 30, 2021. The level of gross leverage reached a maximum of 33.33% of managed assets on April 8, 2021 and a minimum of 23.43% on September 13, 2021. By the end of the reporting period, leverage was 26.68%. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk, foreign exchange risk and efficiently gain certain investment exposure. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net notional exposure to derivatives of approximately $1.8 million. Over the course of the reporting period, derivative positions generated net realized gain of approximately $1.4 million and $3.8 million in unrealized depreciation for a net decrease in operations of approximately $2.4 million.

Performance Review

The total return on NAV and market price of EDI for the 12 months ended 30 November 2021 (net of expenses) was 1.17%(1) and -1.96%(2), respectively. For the same period, the Fund had an average premium to its NAV of 8.04%. Benchmarks for the three sectors of EM debt(3) — hard currency sovereign debt, local currency sovereign debt, and corporate debt — delivered total returns of -1.31%, -7.02%, and 1.98%, respectively, during the reporting period, while an index of 7-10 year U.S Treasury securities returned -3.00%.

At the sector level, corporate debt contributed most to performance, contributing 5.37% to the Fund’s NAV total return. External sovereign debt detracted 1.21% from performance while local concurrency debt added 0.14%. Cash and hedges detracted 0.88%.

Within the allocation to corporate debt, the largest contributors to the Fund’s NAV return were issues from companies from Brazil, China, Colombia, Indonesia, Jamaica and Mexico:

•	In Brazil, a rebound in the bonds of leading airline GOL, was the primary driver of performance. Air travel began to recover after the sharp decline in traffic in 2020. While air passenger volumes remain depressed, especially among business travelers, GOL management re-profiled much of the company’s financial obligations and avoided default. Other positive contributors to performance from Brazil included CSN, a steel company that continued to reduce leverage and benefit from increased economic activity and MV24 a floating production, storage and offloading unit that is fully-contracted by Petrobras.
•	Bonds of Chinese financial company Huarong Asset Management rebounded sharply in the last six months of the reporting period after government-owned CITIC made a capital contribution and Huarong published its delayed financials. Huarong bonds contributed a positive total return over the past 12 months as a result. The company raised new debt and paid all maturities and obligations as they have come due. Chinese property companies in the portfolio, including Wanda Properties, and Shimao posted small negative total returns as the Chinese property sector came under stress.
•	Colombian-based independent oil and gas producer Gran Tierra continued to benefit from rising oil prices. In addition, the company’s oil production rebounded after falling in 2020 due to the pandemic and local blockades. The resulting increase in free cash flow, combined with asset sales have allowed the company to reduce debt.
•	Indonesian property developer, Lippo Karawaci, benefitted from the strong performance of its marketing and sales as well as expectations for strong cash flow generation. Moody’s, the rating agency, upgraded its outlook for the company from stable to positive in November to reflect these considerations.
•	The Fund’s exposure to Caribbean mobile phone operator Digicel generated a total return of 40.7%. After completing its restructuring in 2020, the company produced solid results and expects to benefit from the continued return of tourists to the Caribbean destinations in which it operates.

Annual Report | November 30, 2021	3

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

November 30, 2021 (Unaudited)

•	The positive total return in Mexico resulted in large part from two positions. After defaulting in 2020, Aeromexico neared the end of its bankruptcy process in the U.S. and the price of the company’s bonds reflected a potentially positive recovery scenario. During the reporting year, the Aeromexico bonds returned 117.6%. In addition, data services company KIO Networks announced that that it was being acquired by a global infrastructure fund. As a consequence, the company’s bonds increased in price.

In external sovereign debt the largest contributors to Fund performance were two oil exporting countries, Ecuador and Angola. Rising oil prices and improving oil fundamentals continued to support the repayment capacity of most oil producing countries and those two in particular. During the reporting period, our position in Ecuador contributed 2.59% to the portfolio’s overall total return. Despite the market’s fear that a populist with radical spending proposals would win the presidential election on 7 February, Ecuadorians ultimately elected a center-right conservative, Guillermo Lasso. While Lasso faces a fragmented National Assembly, we believe his victory improved the probability of achieving the goals of the recently approved 27 month, US$5 billion IMF Extended Fund Facility (“EFF”) program. The election result, and Lasso’s subsequent policies have confirmed our confidence in the attractiveness of Ecuadorean debt.

In Angola, the government’s commitment to stabilize public finances has kept the country on track with its IMF program. The IMF disbursed US$772 million of an existing Extended Fund Facility in June following the fifth review of the program, bringing total disbursements under the arrangement of approximately US$3.9 billion. In addition, Angola received an additional US$765 million from the IMF as part of its allocation of special drawing rights in August. The country outperformed market expectations for fiscal performance in 2021, resulting in an overall fiscal surplus of 3% of GDP and a 7.7% of GDP primary surplus, supported by higher oil revenues and constrained spending. The Fund’s position in Angola contributed 1.68% to the portfolio’s overall return.

In contrast, the Fund’s position in Argentina detracted 5.45% from performance. Notwithstanding the mark-to-market losses, we view Argentina as one of Fund’s most attractive exposures. Argentina restructured approximately US$65 billion of its external sovereign debt last year and has only modest U.S dollar coupon payments and amortizations due in the next two years, which we view as manageable. Bond prices fell earlier this year on headlines that the country’s current Vice President and former President Cristina Fernandez de Kirchner wanted to delay negotiations with the IMF on a new lending program. However, a mid-term election loss to the opposition severely weakened the government, which now has re-engaged in discussions with the IMF for a new loan, which would provide more time for the economy to recover from the pandemic. At current bond prices, we continue to see significant upside for the Fund’s Argentina positions.

In local currency debt, the top contributors included bonds from Egypt and Indonesia, which contributed 0.44% and 0.32%, respectively, to the Fund’s total return. The Fund’s position in Egypt benefitted from high domestic interest rates and a steady pound. Though headline inflation, driven by a combination of rising fuel and food prices, remained elevated, real yields in excess of 5% provided a supportive backdrop for the currency. Looking forward, we believe growth is improving, fiscal performance has been strong and the Egyptian government continues its productive engagement with the IMF. We view Egypt’s local bond valuations as compelling, particularly when compared to negative absolute and real yields available in government bonds from developed markets.

Indonesia’s local bonds also offer what we believe to be attractive real yields and the country benefits from accommodative monetary policy, low inflation, credible fiscal policy and a trade balance surplus. Returns on the Fund’s position in Indonesia were supported by gains from high levels of carry on local bonds and bills.

The largest detractor from performance in local markets was Colombia, where markets priced in a downgrade of the country’s credit rating by S&P and Fitch to sub-investment grade, where social protests challenged the government’s efforts to implement conservative tax reform and where there was the beginning of a policy rate hiking cycle by the central bank, which increased its policy rate by 0.75% to 2.5% in 2021. The Fund maintained its exposure in Colombia as we see an economic recovery that is gaining momentum. Data published in October showed that Colombia consumer and business confidence has climbed to record high levels, which should also support an increase in investment. Additionally, higher oil prices and an increase in operating rigs in the oil industry may boost energy production levels and improve the profitability of Colombian oil fields in the coming months. While we continue to monitor Colombia’s structurally high current account deficit, foreign direct investment remains ample and the country’s central bank reserves have increased to US$58 billion or 19% of GDP, a significant cushion against external shocks.

The Fund’s position in Turkey’s local markets also detracted from performance. The driver of the downturn was government interference in central bank policy-making. Turkey’s President Recep Tayyip Erdogan fired two acting governors of the central bank for failing to ease policy interest rates in the face of rising inflation. The damage to the central bank credibility led to sharp declines in the Turkish lira and in local bond prices.

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Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

November 30, 2021 (Unaudited)

While the global economy faces challenges in the year ahead, we remain excited by the Fund’s significant potential for generating strong total returns for long term investors. Emerging market countries and their attractively priced bond and currency markets, in our view, will benefit from the ongoing global economic recovery. We are positioning the Fund to capitalize on this prospect.

As always, thank you for your continued support.

Sincerely,

Peter J. Wilby, CFA

President and Chief Executive Officer

(1)	Total return assumes the reinvestment of all distributions at NAV
(2)	Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvest Plan
(3)	JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index, and JPMorgan CEMBI Broad Diversified Index

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s. S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Diversification does not guarantee against a loss.

Annual Report | November 30, 2021	5

Summary of
Stone Harbor Emerging Markets Total Income Fund	Portfolio Holdings

November 30, 2021 (Unaudited)

Fund Details
Market Price	$7.52
Net Asset Value (NAV)	$7.41
Premium/(Discount)	1.48%
Current Distribution Rate(1)	11.17%
Net Assets (in millions)	$74

Country Allocation
(as a % of Total Net Assets)(3)
Country Breakdown	%
Mexico	18.30%
Ecuador	10.60%
Indonesia	9.81%
Egypt	8.98%
Angola	8.03%
Brazil	6.04%
Russia	5.86%
Ghana	5.12%
Turkey	5.07%
Colombia	4.82%
Nigeria	4.78%
Argentina	4.50%
South Africa	4.43%
Iraq	4.24%
China	3.44%
Jamaica	3.36%
Papua New Guinea	2.91%
El Salvador	2.60%
Ukraine	2.37%
Belarus	2.36%
Uruguay	2.04%
Pakistan	2.04%
Gabon	1.77%
Mozambique	1.58%
Tunisia	1.41%
Costa Rica	1.15%
India	1.12%
Kazakhstan	1.08%
Bahamas	0.98%
Kenya	0.94%
Zambia	0.70%
Oman	0.64%
Venezuela	0.50%
Lebanon	0.15%
Total Investments	133.72%
Other Liabilities in Excess of Assets	-33.72%
Total Net Assets	100.00%

Security Type Allocation(2)

Sector
Allocation(2)
Sovereign Local	25.17%
Sovereign External	67.27%
Corporate	18.08%
Net Cash	-10.52%

Regional
Breakdown(2)
Latin America	48.68%
Africa	31.44%
Asia	13.78%
Europe	12.01%
Middle East	4.61%
Net Cash	-10.52%

Sovereign Local
Currency Breakdown(2)
Brazilian Real	1.92%
Colombian Peso	1.64%
Egyptian Pound	1.85%
Indonesian Rupiah	5.34%
Mexican Peso	4.91%
Kazakhstani Tenge	0.76%
Russian Ruble	4.24%
Turkish New Lira	0.42%
South African Rand	2.63%
Uruguayan Peso	1.46%
Total	25.17%

(1)	Current Distribution Rate is based on the Fund’s annualized monthly distribution as of period end divided by the Fund’s market price as of period end. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and return of capital in order to maintain a level distribution.
(2)	Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements as described on page 14.
(3)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

6	www.shiplpcef.com

Growth of
Stone Harbor Emerging Markets Total Income Fund	$10,000 Investment

November 30, 2021 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Total Income Fund and the JPMorgan Emerging Markets Bond Indices: JPMorgan EMBI Global Diversified Index, JPMorgan CEMBI Broad Diversified Index, and JPMorgan GBI-EM Global Diversified Index (please refer to the Benchmark Descriptions section for detailed benchmark descriptions).

Total Returns (Inception Date, October 25, 2012)

		Average Annual Return
	One Year	Three Year	Five Year	Since Inception
Stone Harbor Emerging Markets Total Income Fund – NAV	1.17%	0.42%	1.19%	-0.71%
Stone Harbor Emerging Markets Total Income Fund – Market Price	-1.96%	0.40%	2.63%	-0.78%
JPMorgan CEMBI Broad Diversified Index	1.98%	7.04%	5.44%	4.72%
JPMorgan EMBI Global Diversified Index	-1.31%	5.93%	4.64%	3.97%
JPMorgan GBI-EM Global Diversified Index	-7.02%	1.98%	2.88%	-0.67%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

Annual Report | November 30, 2021	7

Report of Independent
Registered Public
Stone Harbor Emerging Markets Total Income Fund	Accounting Firm

To the shareholders and the Board of Trustees of Stone Harbor Emerging Markets Total Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Stone Harbor Emerging Markets Total Income Fund (the "Fund"), including the statement of investments, as of November 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

January 31, 2022

We have served as the auditor of one or more Stone Harbor Investment Partners investment companies since 2008.

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Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 93.62%
Angola - 8.03%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	4,226,769	$4,290,170	(1)
	USD	6M US L + 4.50%	12/07/23	565,000	556,525	(1)
	USD	6.93%	02/19/27	1,139,286	1,065,261
					5,911,956
Argentina - 4.50%
Republic of Argentina	USD	1.00%	07/09/29	10,000,000	3,310,000

Bahamas - 0.98%
Commonwealth of Bahamas	USD	8.95%	10/15/32	737,000	718,575	(2)(3)

Belarus - 2.36%
Development Bank Belarus	USD	6.75%	05/02/24	1,935,000	1,736,663	(3)(4)

Brazil - 2.61%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/23	1,520,000	265,522
	BRL	10.00%	01/01/25	9,640,000	1,652,908
					1,918,430
Colombia - 2.46%
Republic of Colombia	USD	3.88%	02/15/61	149,000	113,702
Titulos De Tesoreria	COP	7.25%	10/18/34	7,495,000,000	1,694,592
					1,808,294
Costa Rica - 1.15%
Costa Rica Government	USD	6.13%	02/19/31	847,000	849,933	(3)(4)

Ecuador - 10.60%
Republic of Ecuador:
	USD	5.00%	07/31/30	9,449,614	7,748,684	(2)(3)(5)
	USD	1.00%	07/31/35	93,000	60,334	(2)(5)
					7,809,018
Egypt - 8.98%
Republic of Egypt:
	EGP	13.77%	01/05/24	29,180,000	1,846,066
	EUR	6.38%	04/11/31	246,000	249,345	(2)
	USD	7.63%	05/29/32	1,083,000	981,469	(2)(3)
	USD	7.90%	02/21/48	2,050,000	1,663,062	(2)(3)
	USD	8.70%	03/01/49	1,725,000	1,481,344	(2)(3)
	USD	8.15%	11/20/59	491,000	398,938	(2)(3)
					6,620,224

See Notes to Financial Statements.
Annual Report | November 30, 2021	9

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
El Salvador - 2.60%
Republic of El Salvador	USD	7.75%	01/24/23	2,391,000	$1,911,754	(3)(4)

Gabon - 1.77%
Republic of Gabon:
	USD	6.95%	06/16/25	832,000	867,588	(2)
	USD	6.63%	02/06/31	460,000	433,961	(2)
					1,301,549

Ghana - 3.36%
Republic of Ghana:
	USD	7.63%	05/16/29	379,000	309,359	(2)
	USD	8.63%	04/07/34	2,500,000	1,984,375	(2)(3)
	USD	8.95%	03/26/51	230,000	177,675	(2)(3)
					2,471,409

Indonesia - 7.51%
Republic of Indonesia	IDR	8.38%	04/15/39	69,910,000,000	5,527,881

Kazakhstan - 1.08%
Development Bank of Kazakhstan	KZT	10.95%	05/06/26	348,000,000	791,682	(2)

Kenya - 0.94%
Republic of Kenya	USD	8.25%	02/28/48	702,000	692,348	(3)(4)

Lebanon - 0.15%
Lebanese Republic	USD	8.25%	04/12/21	900,000	106,875	(4)(6)

Mexico - 2.46%
Mexican Bonos	MXN	7.50%	06/03/27	38,620,000	1,813,197

Mozambique - 1.58%
Republic of Mozambique	USD	5.00%	09/15/31	1,368,000	1,161,076	(2)(3)(5)

Nigeria - 4.78%
Republic of Nigeria:
	USD	8.75%	01/21/31	434,000	441,053	(3)
	USD	7.70%	02/23/38	583,000	521,056	(2)(3)
	USD	7.63%	11/28/47	2,970,000	2,557,912	(3)(4)
					3,520,021
Oman - 0.64%
Oman Government:
	USD	5.63%	01/17/28	13,000	13,423	(2)
	USD	7.38%	10/28/32	31,000	34,720	(2)
	USD	7.00%	01/25/51	428,000	426,395	(2)(3)
					474,538

See Notes to Financial Statements.
10	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Pakistan - 2.04%
Republic of Pakistan	USD	6.00%	04/08/26	1,514,000	$1,498,860	(2)

Papua New Guinea - 2.91%
Papua New Guinea Government:
	USD	8.38%	10/04/28	1,001,000	1,011,010	(2)(3)
	USD	8.38%	10/04/28	1,119,000	1,130,190	(4)
					2,141,200

Russia - 5.86%
Russian Federation:
	RUB	7.40%	12/07/22	188,000,000	2,515,236
	RUB	7.70%	03/16/39	138,790,000	1,802,494
					4,317,730

South Africa - 3.61%
Republic of South Africa:
	ZAR	8.50%	01/31/37	35,400,000	1,845,430
	ZAR	6.50%	02/28/41	14,700,000	600,552
	ZAR	8.75%	02/28/48	4,105,000	211,802
					2,657,784

Tunisia - 1.41%
Banque Centrale de Tunisie	USD	5.75%	01/30/25	1,375,000	1,041,563	(2)

Turkey - 4.51%
Republic of Turkey:
	TRY	11.00%	03/02/22	5,850,000	422,096
	USD	6.50%	09/20/33	3,150,000	2,901,937	(3)
					3,324,033

Ukraine - 1.80%
Ukraine Government	USD	7.38%	09/25/32	1,400,000	1,325,100	(2)(3)

Uruguay - 2.04%
Republic of Uruguay	UYU	4.38%	12/15/28	55,811,356	1,503,766

Venezuela - 0.20%
Republic of Venezuela	USD	9.00%	05/07/23	1,475,000	147,500	(6)

Zambia - 0.70%
Republic of Zambia:
	USD	5.38%	09/20/22	85,000	63,325	(2)
	USD	8.97%	07/30/27	594,000	452,925	(2)
					516,250

TOTAL SOVEREIGN DEBT OBLIGATIONS					68,929,209
(Cost $74,235,943)

See Notes to Financial Statements.
Annual Report | November 30, 2021	11

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 35.86%
Brazil - 3.43%
Gol Finance SA	USD	7.00%	01/31/25	1,775,000	$1,546,008	(2)
MC Brazil Downstream Trading SARL	USD	7.25%	06/30/31	1,011,000	976,848	(2)
					2,522,856

China - 3.44%
Huarong Finance 2017 Co., Ltd.:
	USD	6.98% -5Y US TI	Perpetual	740,000	732,600	(1)(7)
	USD	7.77% + 5Y US TI	Perpetual	1,116,000	1,111,118	(1)(7)
Shimao Group Holdings, Ltd.	USD	5.60%	07/15/26	200,000	142,000
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	400,000	365,000	(3)
Wanda Properties Overseas, Ltd.	USD	6.88%	07/23/23	200,000	184,500
					2,535,218

Colombia - 2.36%
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	657,000	584,736	(2)(3)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	1,289,000	1,153,657	(2)(3)
					1,738,393

Ghana - 1.76%
Tullow Oil PLC:
	USD	7.00%	03/01/25	1,296,000	1,048,140	(2)
	USD	10.25%	05/15/26	252,000	250,488	(2)
					1,298,628

India - 1.12%
Vedanta Resources Finance II PLC	USD	8.95%	03/11/25	863,000	826,797	(2)

Indonesia - 2.30%
Theta Capital Pte, Ltd.:
	USD	8.13%	01/22/25	640,000	664,800	(3)
	USD	6.75%	10/31/26	1,050,000	1,029,000	(3)
					1,693,800

Jamaica - 3.36%
Digicel Group Holdings, Ltd.		8% Cash and 2%
	USD	PIK or 10.00% PIK	04/01/24	2,470,450	2,476,626	(8)

Mexico - 15.84%
Banco Mercantil del Norte SA/Grand Cayman	USD	5Y US TI + 4.97%	Perpetual	235,000	243,081	(1)(7)
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	43,400,000	1,926,774	(4)
	MXN	7.47%	11/12/26	30,590,000	1,292,038
	USD	6.50%	01/23/29	512,000	511,027	(3)
	USD	7.69%	01/23/50	3,123,000	2,810,107	(3)
Poinsettia Finance, Ltd.	USD	6.63%	06/17/31	3,828,733	3,847,875	(4)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	1,068,000	1,024,733	(2)(3)
					11,655,635

See Notes to Financial Statements.
12	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Africa - 0.82%
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	586,000	$600,650	(2)

Turkey - 0.56%
Aydem Yenilenebilir Enerji AS	USD	7.75%	02/02/27	462,000	408,870	(2)

Ukraine - 0.57%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	172,000	153,403	(2)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	259,438	269,166	(3)(4)
					422,569

Venezuela - 0.30%
Petroleos de Venezuela SA:
	USD	6.00%	11/15/26	2,550,000	117,300	(4)(6)
	USD	9.75%	05/17/35	2,000,000	105,000	(6)
					222,300

TOTAL CORPORATE BONDS					26,402,342
(Cost $27,120,790)

CREDIT LINKED NOTES - 4.24%
Iraq - 4.24%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.75%	01/01/28	290,849,260	2,069,794	(1)(9)
	JPY	3.28%	01/01/28	147,566,228	1,049,746	(1)(9)
					3,119,540

TOTAL CREDIT LINKED NOTES					3,119,540
(Cost $3,079,614)

Total Investments - 133.72%					98,451,091
(Cost $104,436,347)
Liabilities in Excess of Other Assets - (33.72)%					(24,829,094)

Net Assets - 100.00%					$73,621,997

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
COP	-	Colombian Peso
EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

See Notes to Financial Statements.
Annual Report | November 30, 2021	13

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2021

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

TI – Treasury Index

Reference Rates:

3M US L - 3 Month LIBOR as of November 30, 2021 was 0.17%

6M US L - 6 Month LIBOR as of November 30, 2021 was 0.24%

5Y US TI - 5 Year US Treasury Index as of November 30, 2021 was 1.14%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $33,990,174, which represents approximately 46.17% of net assets as of November 30, 2021.
(3)	On November 30, 2021, securities valued at $36,147,286 were pledged as collateral for reverse repurchase agreements.
(4)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2021, the aggregate fair value of those securities was $15,146,790, which represents approximately 20.57% of net assets.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2021.
(6)	Security is in default and therefore is non-income producing.
(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(8)	Payment-in-kind securities.
(9)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Maturity Date*	Amount
Barclays Bank PLC
	1.45%	03/04/2020	-	$474,240
	1.15%	10/27/2020	-	437,636
Credit Suisse First Boston
	0.85%	05/24/2021	-	1,822,135
	1.15%	05/24/2021	-	878,893
	1.25%	05/24/2021	-	5,414,505
	0.75%	09/20/2021	-	2,392,632
	0.75%	09/23/2021	-	1,403,843
	0.75%	10/25/2021	-	1,532,000
	0.75%	11/01/2021	-	2,567,249
	0.85%	11/01/2021	-	1,625,880
	0.75%	11/15/2021	-	1,496,500
J.P. Morgan Chase & Co.
	0.40%	10/04/2021	-	4,839,138
	0.65%	10/04/2021	-	1,065,491
	1.05%	10/04/2021	-	4,088,316
	1.20%	10/04/2021	-	395,284
				$30,433,742

*	All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.
14	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2021

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at November 30,2021(4)	Notional Amount**(2)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Republic of Argentina CDS USD 4Y(3)	Intercontinental Exchange, Inc.	5.000%	USD	06/20/2025	32.110%	4,000,000	$(1,971,380)	$1,372,000	$(599,380)
							$(1,971,380)	$1,372,000	$(599,380)

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2021(4)	Notional Amount**(2)	Value	Upfront Premiums Received	Unrealized Appreciation
Eskom Holdings CDS USD 5Y(5)	Barclays Bank PLC	1.000%	USD	12/20/2025	3.812%	6,100,000	$(632,555)	$1,026,158	$393,603
							$(632,555)	$1,026,158	$393,603

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2021(4)	Notional Amount**(2)	Value	Upfront Premiums Received	Unrealized Depreciation
Republic of Argentina CDS USD 5Y(3)	Goldman Sachs	5.000%	USD	12/20/2025	29.710%	2,250,000	$(1,177,949)	$680,625	$(497,324)
Republic of Argentina CDS USD 5Y(3)	Barclays Bank PLC	5.000%	USD	12/20/2025	29.710%	9,100,000	(4,764,148)	2,757,300	(2,006,848)
Republic of Argentina CDS USD 4Y(3)	Barclays Bank PLC	5.000%	USD	06/20/2025	29.040%	4,000,000	(1,953,898)	1,362,000	(591,898)
							$(7,895,995)	$4,799,925	$(3,096,070)

Credit default swaps pay quarterly.

**	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.
(4)	Implied credit spreads, represented in absolute terms, are utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Based on Eskom Holdings SOC, Ltd. Corporate Debt Obligation, USD Denominated 6.35% fixed coupon, 08/10/2028 maturity.

See Notes to Financial Statements.
Annual Report | November 30, 2021	15

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2021

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Currency	Fixed Rate	Value	Unrealized Appreciation /(Depreciation)
Receive*	Chicago Mercantile Exchange	3 Month LIBOR	03/26/2031	14,400,000	USD	1.686%	$(215,078)	$(215,078)
							$(215,078)	$(215,078)

*	Interest rate swaps pay quarterly.

See Notes to Financial Statements.
16	www.shiplpcef.com

Statement of
Stone Harbor Emerging Markets Total Income Fund	Assets & Liabilities

November 30, 2021

ASSETS:
Investments, at value(1)	$98,451,091
Foreign currency, at value (Cost $2,220,418)	2,214,659
Unrealized appreciation on credit default swap contracts	393,603
Deposits with brokers for credit default swap contracts	9,973,257
Deposits with brokers for interest rate swap contracts	264,698
Deposits with brokers for reverse repurchase agreements	1,471,000
Receivable on credit default swap contracts	205,700
Interest receivable	1,909,499
Prepaid and other assets	2,147
Total Assets	114,885,654

LIABILITIES:
Bank overdraft	911,153
Payable for reverse repurchase agreements	30,433,742
Interest payable on reverse repurchase agreements	80,508
Swap premium received	5,826,083
Payable for investments purchased	462,951
Variation margin payable on swaps	137,548
Unrealized depreciation on credit default swap contracts	3,096,070
Payable to adviser	94,263
Payable to administrator	35,988
Other payables	185,351
Total Liabilities	41,263,657
Net Assets	$73,621,997

NET ASSETS CONSIST OF:
Paid-in capital	$158,866,464
Total distributable earnings	(85,244,467)
Net Assets	$73,621,997

PRICING OF SHARES:
Net Assets	$73,621,997
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	9,941,593
Net assets value, offering and redemption price per share	$7.41

(1) Cost of Investments	$104,436,347

See Notes to Financial Statements.
Annual Report | November 30, 2021	17

Stone Harbor Emerging Markets Total Income Fund	Statement of Operations

For the Year Ended November 30, 2021

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $195,783)	$9,068,716
Dividends	31,854
Total Investment Income	9,100,570

EXPENSES:
Investment advisory fees	1,130,073
Interest on reverse repurchase agreements	327,276
Administration fees	181,969
Custodian fees	35,721
Professional fees	209,417
Printing fees	51,651
Trustee fees	18,534
Transfer agent fees	22,361
Insurance fees	5,966
Other	43,871
Total Expenses	2,026,839
Net Investment Income	7,073,731

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(3,224,819)
Credit default swap contracts	1,568,923
Interest rate swap contracts	(147,037)
Foreign currency transactions	(15,240)
Net realized loss	(1,818,173)
Net change in unrealized appreciation/(depreciation) on:
Investments	26,946
Credit default swap contracts	(3,647,123)
Interest rate swap contracts	(215,078)
Translation of assets and liabilities denominated in foreign currencies	(43,670)
Net change in unrealized depreciation	(3,878,925)
Net Realized and Unrealized Loss on Investments	(5,697,098)
Net Increase in Net Assets Resulting from Operations	$1,376,633

See Notes to Financial Statements.
18	www.shiplpcef.com

Statements of
Stone Harbor Emerging Markets Total Income Fund	Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$7,073,731	$7,424,654
Net realized loss	(1,818,173)	(13,745,307)
Net change in unrealized appreciation/(depreciation)	(3,878,925)	497,820
Net increase/(decrease) in net assets resulting from operations	1,376,633	(5,822,833)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(6,780,311)	(1,993,413)
From tax return of capital	(2,035,133)	(10,938,211)
Net decrease in net assets from distributions to shareholders	(8,815,444)	(12,931,624)

Value of common shares issued to stockholders from reinvestment of dividends	601,422	659,266
Net increase in net assets from capital share transactions	601,422	659,266

Net Decrease in Net Assets	(6,837,389)	(18,095,191)

NET ASSETS:
Beginning of year	80,459,386	98,554,577
End of year	$73,621,997	$80,459,386

OTHER INFORMATION:
Share Transactions:
Beginning shares	9,870,383	9,788,872
Shares issued as reinvestment of dividends	71,210	81,511
Shares outstanding - end of year	9,941,593	9,870,383

See Notes to Financial Statements.
Annual Report | November 30, 2021	19

Stone Harbor Emerging Markets Total Income Fund	Statement of Cash Flows

For the Year Ended November 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$1,376,633
Purchase of investment securities	(57,631,541)
Proceeds from disposition of investment securities	60,914,217
Payment-in-kind interest	(140,934)
Net sales of short-term investment securities	10,308,252
Net amortization of discounts, accretion of premiums and inflation income	(2,277,858)
Net realized (gain)/loss on:
Investments	3,224,819
Net change in unrealized (appreciation)/depreciation on:
Investments	(26,946)
Credit default swap contracts	3,047,743
Decrease in interest receivable	105,309
Increase in receivable on credit default swap contracts	(187,753)
Decrease in prepaid and other assets	37,107
Decrease in payable due to brokers for reverse repurchase agreements	(2,389,000)
Increase in variation margin payable on interest rate swap contracts	137,548
Increase in payable to adviser	380
Increase in payable to administrator	15,675
Increase in other payables	78,148
Decrease in interest payable on reverse repurchase agreements	(44,880)
Increase in premiums received for credit default swap contracts	4,206,482
Net cash provided by operating activities	20,753,401

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash receipts from reverse repurchase agreements	103,671,238
Cash payments for reverse repurchase agreements	(104,605,053)
Cash distributions paid	(8,214,022)
Cash payments for borrowings from bank overdraft	205,431
Net cash used in financing activities	(8,942,406)

Effect of exchange rates on cash	(5,542)

Net increase in restricted cash and unrestricted cash	11,805,453
Restricted and unrestricted cash, beginning balance	2,118,161
Restricted and unrestricted cash, ending balance	$13,923,614

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements:	$372,156
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of:	$601,422
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Foreign currency	57,161
Deposits with broker
Credit default swap contracts	1,290,000
Reverse repurchase agreements	771,000
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Foreign currency	2,214,659
Deposits with broker
Credit default swap contracts	9,973,257
Interest rate swap contracts	264,698
Reverse repurchase agreements	1,471,000

See Notes to Financial Statements.
20	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020		For the Year Ended November 30, 2019		For the Year Ended November 30, 2018		For the Year Ended November 30, 2017
Net asset value - beginning of period	$8.15		$10.07		$11.30		$15.22		$13.94
Income/(loss) from investment
operations:	$0.15		$(0.60)		$0.58		$(2.11)		$3.09
Net investment income(1)	0.71		0.75		0.93		1.13		1.40
Net realized and unrealized gain/(loss) on investments	(0.56)		(1.35)		(0.35)		(3.24)		1.69
Total income/(loss) from investment operations	0.15		(0.60)		0.58		(2.11)		3.09

Less distributions to shareholders:
From net investment income	(0.68)		(0.21)		(0.48)		(0.17)		(0.22)
From tax return of capital	(0.21)		(1.11)		(1.33)		(1.64)		(1.59)
Total distributions	(0.89)		(1.32)		(1.81)		(1.81)		(1.81)
Net Increase/(Decrease) in Net Asset Value	(0.74)		(1.92)		(1.23)		(3.92)		1.28
Net asset value - end of period	$7.41		$8.15		$10.07		$11.30		$15.22
Market price - end of period	$7.52		$8.52		$11.57		$11.34		$14.92

Total Return - Net Asset Value - DRP(2)	0.99%		(4.76%)		4.05%		(15.00%)		23.02%
Total Return - Net Asset Value - NAV(3)	1.17%		(4.68%)		5.02%		(14.98%)		23.11%
Total Return - Market Price(4)	(1.96%)		(13.34%)		19.13%		(12.99%)		29.31%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$74		$80		$99		$110		$147
Ratio of expenses to average net assets	2.47	%(5)	2.69	%(5)	2.02	%(5)	3.11	%(5)	2.73	%(5)
Ratio of net investment income to average net assets	8.64%		9.29%		8.40%		8.35%		9.25%
Ratio of expenses to average managed assets(6)	1.79	%(5)	1.93	%(5)	1.81	%(5)	2.17	%(5)	1.93	%(5)
Portfolio turnover rate	53%		124%		89%		118%		119%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$30,434		$31,000		$6,000		$54,343		$46,000
Asset Coverage Per $1,000 (000s)	$3,419		$3,565		$16,906		$3,018		$4,210

(1)	Calculated using average shares throughout the period.
(2)	Total investment return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at net asset value . Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan ("DRP"). Total investment returns do not reflect brokerage commissions, if any.
(3)	Total return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”) per share. Dividends and distributions are assumed to be reinvested at NAV. Total return does not reflect brokerage commissions.
(4)	Total return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at market price (“Market Price”). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan ("DRP"). Total investment returns do not reflect brokerage commissions, if any.
(5)	For the years ended November 30, 2021, November 30, 2020, November 30, 2019, November 30, 2018 and November 30, 2017 includes borrowing costs of 0.40%, 0.60%, 0.35%, 1.14% and 0.77% to average net assets and 0.29%, 0.43%, 0.31%, 0.80% and 0.55% to average managed assets, respectively.
(6)	Average managed assets represent average net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.
Annual Report | November 30, 2021	21

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

1. ORGANIZATION

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s inception date is October 25, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.” Effective July 20, 2016, the Board of EDI approved changing the fiscal year-end from May 31 to November 30.

The Fund’s investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt includes fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, and convertible corporate bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit-linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If, on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and ask prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter (“OTC”) market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value. Exchange Traded Funds (“ETFs”) are valued at the close price on the exchange it is listed. Money market mutual funds are valued at their net asset value. OTC traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of November 30, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$–	$68,929,209	$–	$68,929,209
Corporate Bonds	–	26,402,342	–	26,402,342
Credit Linked Notes	–	–	3,119,540	3,119,540
Total	$–	$95,331,551	$3,119,540	$98,451,091

Other Financial Instruments**
Assets
Credit Default Swap Contracts	$–	$393,603	$–	$393,603
Liabilities
Credit Default Swap Contracts	–	(3,695,450)	–	(3,695,450)
Interest Rate Swap Contracts	–	(215,078)	–	(215,078)
Total	$–	$(3,516,925)	$–	$(3,516,925)

*	For detailed country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of November 30, 2021, the liabilities related to bank overdrafts and reverse repurchase agreements used level 2 inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of November 30, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of November 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2021
Credit Linked Notes	$3,767,354	$122,869	$–	$172,445	$(308,365)	$–	$(634,763)	$3,119,540	$(308,365)
	$3,767,354	$122,869	$–	$172,445	$(308,365)	$–	$(634,763)	$3,119,540	$(308,365)

All level 3 investments have values determined utilizing third-party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report | November 30, 2021	23

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or use evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the reliability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 5) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Statement of Investments as full or partially pledge securities. The total amount of securities pledged at November 30, 2021 was $35,855,486. As all agreements can be terminated by either party on demand, face value approximates fair value at November 30, 2021. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the period ended November 30, 2021, the average amount of reverse repurchase agreements outstanding was $31,434,413, at a weighted average interest rate of 1.03%.

The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of November 30, 2021:

Remaining contractual maturity of the lending agreement

	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Stone Harbor Emerging Markets Total Income Fund
Sovereign Debt Obligations	$24,082,281	$–	$–	$–	$24,082,281
Corporate Bonds	$6,351,461	$–	$–	$–	$6,351,461
Total	$30,433,742	$–	$–	$–	$30,433,742
Gross amount of unrecognized liabilities for reverse repurchase agreements					$30,433,742

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In many emerging markets there is significantly less publicly available information about domestic companies due to differences in applicable regulatory, accounting, auditing, and financial reporting and recordkeeping standards. More generally, there may be limited corporate governance standards and avenues of recourse as compared to U.S. companies. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Annual Report | November 30, 2021	25

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

ETFs and Other Investment Companies Risk: The Fund may invest in ETFs or other investment companies. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below.

26	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. For federal income tax purposes income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund's ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy.

Annual Report | November 30, 2021	27

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

Forward Foreign Currency Contracts: The Fund engaged in currency transactions with counterparties during the year ended November 30, 2021 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Swap Agreements: The Fund invested in swap agreements during the year ended November 30, 2021. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/ insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily within net change in unrealized appreciation/depreciation on swaps. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund entered into credit default swap contracts during the year ended November 30, 2021 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: The Fund engaged in interest rate swaps during the year ended November 30, 2021. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

28	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of November 30, 2021:

Risk Exposure	Location	Fair Value	Location	Fair Value
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	$393,603	Unrealized depreciation on credit default swap contracts	$3,695,450
	Receivable for variation margin on swap agreements*	–	Payable for variation margin on swap agreements*	48,932
Interest Rate Risk (Swap Contracts)	Receivable for variation margin on swap agreements*	–	Payable for variation margin on swap agreements*	88,616
Total		$393,603		$3,832,998

*	Only the current day's net variation margin is reported within the Statement of Assets and Liabilities.

The credit default swaps and interest rate swaps average volume during the year ended November 30, 2021 is noted below:

Credit Default Swap Contracts*	Interest Rate Swap Contracts*
$25,070,833	$10,800,000

*	Represents the average notional value.

For the year ended November 30, 2021, the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts	$1,568,923	$(3,647,123)
Interest Rate Risk (Swap Contracts)	Net realized gain/(loss) on interest rate swap contracts/Net change in unrealized appreciation/(depreciation) on interest rate swap contracts	(147,037)	(215,078)
Total		$1,421,886	$(3,862,201)

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Annual Report | November 30, 2021	29

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

The following tables present derivative financial instruments and reverse repurchase agreements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2021.

Offsetting of Derivatives Assets

November 30, 2021

				Gross Amounts Not Offset in the
				Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contracts	$393,603	$–	$393,603	$(393,603)	$–	$–
Total	$393,603	$–	$393,603	$(393,603)	$–	$–

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the
				Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Stone Harbor Emerging Markets Total Income Fund
Reverse repurchase agreements	$30,433,742	$–	$30,433,742	$(30,433,742)	$–	$–
Credit default swap contracts	$3,096,070		$3,096,070	$(393,603)	(2,702,467)	$–
Total	$33,529,812	$–	$33,529,812	$(30,827,345)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal year ended November 30 was as follows:

	2021	2020
Ordinary Income	$6,780,311	$1,993,413
Return of Capital	2,035,133	10,938,211
Total	$8,815,444	$12,931,624

Components of Distributable Earnings on a Tax Basis: As of November 30, 2021, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	(76,794,777)
Unrealized Depreciation	(9,532,293)
Cumulative Effect of Other Timing Difference*	1,082,603
Total	$(85,244,467)

*	Other temporary differences due to timing consist primarily of credit default swaps.

30	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2021

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year.

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Total Income Fund	$37,288,046	$39,376,387

The Fund elects to defer to the period ending November 30, 2022 capital losses recognized during the period November 1, 2021 to November 30, 2021 in the amount of $130,344.

The Fund elects to defer to the period ending November 30, 2022, late year ordinary losses in the amount of $1,369,973.

Unrealized Appreciation and Depreciation on Investments: At November 30, 2021, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$3,990,340
Gross depreciation on investments (excess of tax cost over value)	(13,492,520)
Net depreciation of foreign currency	(30,113)
Net unrealized depreciation	$(9,532,293)
Cost of investments for income tax purposes	$104,436,347

The differences between book and tax cost of investments are primarily attributed to wash sales and mark-to-market adjustment on certain derivatives.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

5. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee based on the average daily value of the Fund’s Managed Assets.

State Street Bank and Trust Company serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

The Fund, along with the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Investment Funds (collectively, the “Stone Harbor Fund Complex”) paid each Trustee who is not an interested person of the Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees (as defined below) of the Fund are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund do not receive compensation for performing the duties of their office.

6. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended November 30, 2021, were as follows:

Purchases	Sales
$56,182,450	$61,075,211

Annual Report | November 30, 2021	31

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2021

7. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The ongoing effects of the outbreak in developing or emerging market countries with less established health care systems and supply chains may be greater due to slower COVID-19 vaccine distribution and potential new outbreaks of the disease. The COVID-19 pandemic has resulted in, and may continue to result in, travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and increased market uncertainty. This could prolong or reignite a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

9. SUBSEQUENT EVENTS

Shareholder Distributions: On December 23, 2021, the Fund paid the regularly scheduled distribution in the amount of $0.07 per share to shareholders of record as of December 13, 2021. On January 21, 2022, the Fund paid the regularly scheduled distribution in the amount of $0.07 per share to shareholders of record as of January 10, 2022.

Transaction with Virtus Investment Partners: On January 1, 2022, Stone Harbor Investment Partners, LLC, became an affiliated manager of Virtus Investment, Inc. Stone Harbor remains investment adviser to the Fund pursuant to an Interim Management Agreement dated January 1, 2022. The Interim Management Agreement is scheduled to expire 150 days from January 1, 2022. The acquisition of Stone Harbor by Virtus is not expected to result in a change to the current personnel responsible for day-to-day portfolio management of the Fund. Shareholders of the Fund have been asked to approve new advisory agreements with Virtus Alternative Investment Advisers, Inc. and sub advisory agreements with Stone Harbor. Additional information in the advisory and sub advisory arrangements have been provided to the shareholders and can be found in the proxy statement recently filed with the U.S. Securities and Exchange Commission.

32	www.shiplpcef.com

Summary of Dividend
Stone Harbor Emerging Markets Total Income Fund	Reinvestment Plan

November 30, 2021 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares, which may result in a higher cost to such shareholders as compared to shareholders who participate in the Plan.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

Annual Report | November 30, 2021	33

Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2021 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov.

SHAREHOLDER MEETING

On March 19, 2021, the Fund held its Annual Meeting of Shareholders to consider the proposal set forth below. The results of the proposal were as follows:

Proposal: To Elect three (3) Trustees of the Fund

Heath McLendon
For	6,725,036
Withheld	424,234

Glenn Marchak
For	6,886,788
Withheld	262,482

Peter J. Wilby
For	6,839,563
Withheld	309,707

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

PRIVACY POLICY

The Fund has adopted the following privacy policies in order to safeguard the personal information of the Fund's customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.	The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.	The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers' right to prohibit such sharing.

4.	The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

34	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2021 (Unaudited)

Consistent with these policies, the Fund has adopted the following procedures:

1.	The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.	The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund's customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, shares of the Fund are held through financial intermediaries which are not considered "customers" of the Fund for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Total Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites. Cyber security and other operational and technology failures or breaches of the Fund’s service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Fund. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Fund invests.

ADDITIONAL INFORMATION

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s Adviser, shareholder service provider, custodian, transfer agent and administrator, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither the Fund's original or any subsequent prospectus or statement of additional information, any press release or shareholder report or any contracts filed as exhibits to the Fund's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

Annual Report | November 30, 2021	35

Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2021 (Unaudited)

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Emerging Markets Debt (the “80% policy”). “Emerging Markets Debt" includes fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund normally expects to invest up to 20% of its total assets in Emerging Markets Equity. "Emerging Markets Equity" includes securities issued by either single country or regional ETFs, common stocks, preferred stocks, other equity securities and other instruments (including derivatives) that are economically tied to the equity markets of emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries' markets, currencies, or economies. Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar.

The Fund considers emerging market countries as those countries identified by the World Bank Group as being “low income economies” or which are included in a J.P. Morgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund’s investments may include, among other things, sovereign debt obligations, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities, non-U.S. currencies, currency forward contracts and other foreign currency transactions, and derivatives related to or referencing these types of securities and instruments. The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes. Although Emerging Markets Securities may include any derivative or other instrument that provides the Fund exposure to emerging markets, the Fund currently expects that its derivatives transactions will consist primarily of the following instruments and transactions: credit linked notes, foreign currency forward contracts, credit default swaps, interest rate swaps, total return swaps on individual securities and groups or indices of securities, and interest rate futures contracts and options. The Fund may use these instruments for hedging purposes, for leverage or otherwise to gain, or reduce, long or short exposure to emerging securities markets (for example, credit linked notes may be used to gain exposure to certain emerging markets fixed income securities). Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar.

The Fund may invest up to 25% of its total assets in a single country.

The Fund seeks income and capital appreciation through country selection, sector selection, security selection and currency selection. In selecting emerging securities market for investment, Stone Harbor Investment Partners LP (“Stone Harbor” or the “Investment Manager”) will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations

The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Investment Manager, including defaulted securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

The Fund’s holdings may range in maturity from overnight to 30 years or more. The Investment Manager does not manage the Fund to have a specific average maturity or duration. The Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets (plus borrowings for investment purposes) to Emerging Markets debt. Under certain limited circumstances, the Fund may obtain a substantial part of its investment exposure to Emerging Markets Securities through the use of derivatives. As noted above, the Fund expects that its derivatives transactions or instruments will consist primarily of credit linked notes, foreign currency forward contracts, credit default swaps, interest rate swaps, total return swaps on individual securities and groups or indices of securities, and interest rate futures contracts and options.

The Fund normally expects to invest up to 20% of its total assets in Emerging Markets Equity, which the Fund expects will consist primarily of single country and regional ETFs. The ETFs in which the Fund expects to invest will generally invest in, or track indices related to, equity securities. Emerging Markets Equity may also include other types of equity from time to time, including, but not limited to, common stock, preferred stocks, securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in issuers with any market capitalization, including small and medium market capitalization issuers.

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Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2021 (Unaudited)

In addition, the Fund may invest the remainder of its total assets in securities and other instruments (including derivatives) which will not be used to achieve the Fund's 80% policy, including, without limitation, shares of open- and closed-end investment companies, common stocks, bonds and convertible securities of non-emerging market issuers.

The Fund’s investment objective and 80% policy are non-fundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objective or the 80% policy at least 60 days prior to any change. There have been no changes to the Fund’s investment objectives and policies during the Reporting Period. This information may not reflect all of the changes that have occurred since you purchased the Fund.

The Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings. The aggregate amount of the Fund’s Borrowings will generally not exceed 33 1/3% of the Fund’s Total Managed Assets measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund’s use of these transactions will be limited by the Fund’s policies relating to asset segregation and “coverage” of these types of transactions.

Principal Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment.

Non-Diversified Status. As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

Management Risk. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more key individuals leave the Investment Manager, it may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result. Investment and Market Risk. An investment in the Fund is subject to the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s shares may at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

Investments in Foreign Securities. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in Emerging Market Countries. Investing in the securities of issuers located in emerging market countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war), which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

Annual Report | November 30, 2021	37

Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2021 (Unaudited)

Investments in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging market countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk. The Fund is subject to the risk that foreign currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in losses to the Fund.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Emerging market countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund’s investments in Emerging Markets Securities may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Sovereign Debt Obligations Risk. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. A government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.

Corporate Debt Risks. Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Derivatives Risk. Derivative transactions (such as futures contracts and options thereon, options, and swaps) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund, in addition to the risks associated with direct investments in the underlying reference securities, currencies or other instruments. The Fund’s use of derivatives can affect the amount, timing and character of distributions to shareholders. Derivatives involve exposure that may exceed the original cost, and a small use of derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

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Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2021 (Unaudited)

Credit Risk. Credit risk is the risk that an issuer will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a fixed income security, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest, principal and other payments on the fixed-income securities, preferred stocks and derivatives in which it invests, any default by an issuer of such an instrument could have a negative impact on the Fund’s ability to pay dividends and/or cause a decline in the value of Fund assets. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund's investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Counterparty Risk. The Fund may be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. To the extent the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Non-Investment Grade Securities Risk. The Fund’s investments in fixed-income securities and preferred stocks of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. Below investment grade securities entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund’s NAV and income distributions. The prices of these lower quality securities are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund may invest without limit in securities rated below investment grade.

Equity Securities and Related Market Risk. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See " --Issuer Risk." The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Preferred Securities Risk. Investments in preferred securities are subject to many of the risks associated with both fixed income securities and common shares or other equity securities. Preferred securities may also contain provisions that allow an issuer, under certain conditions, to skip or defer dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities.

Annual Report | November 30, 2021	39

Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2021 (Unaudited)

ETFs and Other Investment Companies Risk. As an investor in an ETF or other investment company, the Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above. See “—Derivatives Risk.”

Net Asset Value Discount Risk. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount.”

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in more risk to the Fund’s shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the Fund’s costs of Borrowing, the costs of derivatives transactions used to generate leverage the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The expenses of a Borrowing program, a derivatives transaction will be borne by shareholders and, consequently, will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory and administrative services will be higher than if the Fund did not use leverage, as such fees will be calculated on the basis of the Fund’s Total Assets, which includes assets attributable to Borrowings.

Ability of Trustees to Amend Policies. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund's prospectus, SAI or shareholder report and is otherwise still in effect.

Investment Restrictions:

As a matter of fundamental policy, the Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, and each non-U.S. country’s government (together with subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act;

(3)	Borrow money, except to the extent permitted under the 1940 Act;

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(6)	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

(8)	Issue senior securities, except for permitted borrowings, the issuance of preferred shares or as otherwise permitted under the 1940 Act.

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Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2021 (Unaudited)

The above investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares, which, for these purposes, means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund.

Annual Report | November 30, 2021	41

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2021 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by each Trustee. In connection with the acquisition of Stone Harbor by Virtus, it is proposed that the Board of the Fund be replaced by current board members of the Virtus family of funds, subject to shareholder approval. Additional information about the proposed Trustees has been provided to shareholders and can be found in the proxy statement recently filed with the U.S. Securities and Exchange Commission. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942 Class I	Chairman of the Audit Committee; Trustee	Trustee: Since 2012 Term Expires: 2023	Columbia University - Associate Professor, 2000- 2017; Consultant, 1991-Present.	9	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Grosvenor Registered Multi-Strategy Fund and Grosvenor Hedge Fund Guided Portfolio Solution, NB Private Markets Funds (2 funds) and NB Crossroads Private Markets Funds (4 funds).
Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2012 Term Expires: 2024	Retired	9	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Income Fund.
Patrick Sheehan 1947 Class III	Trustee	Trustee: Since 2012 Term Expires: 2022	Retired	9	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Income Fund.
Glenn Marchak 1956 Class II	Trustee	Trustee: Since 2015 Term Expires: 2024	Consultant and Private Investor.	9	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.

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Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES (CONTINUED)

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Bruce Speca 1956 Class III	Trustee	Trustee: Since 2016 Term Expires: 2022	Trustee, Frost Family of Funds (2019-Present); Trustee, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present).	9	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, The Advisors’ Inner Circle Fund (43 funds), The Advisors’ Inner Circle Fund II (18 funds), Bishop Street Funds (2 funds) and Frost Family of Funds (5 funds).

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Peter J. Wilby* 1958 Class I	Chairman of the Board; Trustee	Trustee: Since 2020 Term Expires: 2023	Co-Chief Investment Officer of Stone Harbor from December 2018 to present; Chief Investment Officer of Stone Harbor from April 2006 through December 2018; prior to April 2006, Chief Investment Officer of North American Fixed Income at Citigroup Asset Management, as well as a member of the Executive Committee; joined Salomon Brothers Asset Management Inc. (the predecessor firm to Citigroup Asset Management) in 1989.	9	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Income Fund.

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Fund(2)	Term of Office And Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2012	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor.
James E. Craige 1967	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; since April 2006, Portfolio Manager of Stone Harbor.

Annual Report | November 30, 2021	43

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2021 (Unaudited)

OFFICERS (CONTINUED)

Name and Year of Birth(1)	Position(s) Held with the Fund(2)	Term of Office And Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Kumaran Damodaran, PhD 1972	Executive Vice President	Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since September 2015, Portfolio Manager of Stone Harbor; Prior to joining Stone Harbor, Lead Emerging Markets Macro Portfolio Manager for GLG Partners from 2012 to 2015.
David Griffiths 1964	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor.
David A. Oliver 1959	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor.
William Perry 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor.
Stuart Sclater-Booth 1969	Executive Vice President	Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since June 2014, Portfolio Manager of Stone Harbor.
David Scott 1961	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014	Since February 2008, Controller of Stone Harbor.
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since 2012	Since April 2006, General Counsel of Stone Harbor.
Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Since 2012	Since April 2006, Chief Compliance Officer of Stone Harbor.
Amanda Suss 1969	Treasurer	Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor.

*	Mr. Wilby is considered an "interested person" of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser.
(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)	The term “Fund Complex” as used in this table includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund, and Stone Harbor Emerging Markets Income Fund. As of November 30, 2020, the Stone Harbor Emerging Markets Debt Blend Fund had not commenced operations.

44	www.shiplpcef.com

Board Approval of
Interim Investment
Stone Harbor Emerging Markets Total Income Fund	Advisory Agreement

November 30, 2021 (Unaudited)

At its October 20, 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Trustees), considered, and voted to approve, an interim investment advisory agreement (the “Interim Agreement”) between Stone Harbor Emerging Markets Total Income Fund (the “Fund”) and Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”).

The Trustees had previously met on April 21, 2021 to consider the renewal of an investment advisory agreement for a one-year period between the Fund and the Adviser (the “April Approval”). In addition, following the public announcement of the proposed acquisition of the Adviser by Virtus Investment Partners, Inc. (the “Virtus Transaction”), the Board met on August 3, 2021 to consider, and approve, investment advisory and sub-advisory agreements (the “August Approval”) whereby the Fund would be advised by Virtus, or an affiliate thereof, and sub-advised by the Adviser’s portfolio management teams who would become associated with Virtus, or an affiliate thereof (the “Fund Reorganization”) following the closing of the Virtus Transaction (the April Approval and the August Approval are hereinafter referred to collectively as the “Prior 2021 Approvals”). The Board also recommended that the shareholders of the Funds approve the Fund Reorganization. In connection with the Fund Reorganization, the shareholders would also be voting to elect a new board of trustees who also oversee other investment companies advised by Virtus.

Approval of the Interim Agreement was being sought by Adviser pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Interim Agreement would be effective upon the closing of the Virtus Transaction and would terminate upon the earlier of (i) the closing of the Fund Reorganization or (ii) 150 days. The terms of the Interim Agreement is substantively identical to the terms of the current investment advisory agreement, except for those terms mandated by Rule 15a-4 including: the term of the Interim Agreement; that the Board or a majority of a Fund’s outstanding voting securities may terminate the Interim Agreement at any time, without penalty, on ten days’ written notice (as opposed to sixty days’ written notice under the currently effective agreements); and that the compensation payable to the Adviser under the Interim Agreement shall be held in escrow pending the shareholders’ approval of the Fund Reorganization.

In reviewing the Interim Agreement, the Board considered that the approval of the Fund’s Interim Agreement would not result in any changes in (i) the investment process or strategies employed in the management of the Fund’s assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each Fund’s current investment advisory agreement; or (iv) the day-to-day management of each Fund or the persons primarily responsible for such management. In addition, at the October 20, 2021 meeting, the Independent Trustees were afforded the opportunity to, and did, ask questions regarding the Agreements and the Independent Trustees were assisted by independent legal counsel throughout the process.

In reviewing the Interim Agreement, the Board considered the Prior 2021 Approvals and the information provided by the Adviser and Virtus in connection therewith as well as the additional and ongoing information provided by the Adviser relating to the management of the Fund, the performance of the Fund, and the portfolio management, compliance, operational and other resources that the Adviser continued to devote to the management of the Fund. The Board also received confirmation from the Adviser that the earlier information provided to the Board with respect to Prior 2021 Approvals had not changed in a material manner. The Board also considered the expectation that the Virtus Transaction was expected occur in the coming months and that approval of the Interim Agreement was necessary to ensure the continued servicing of the Fund by the Adviser, pending the shareholders’ consideration of the Fund Reorganization.

In considering whether to approve the continuation of the Interim Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Interim Agreements included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Funds under the Interim Agreements.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund under the Interim Agreement. In this regard, the Trustees considered the information provided in connection with the Prior 2021 Approvals, the experience of the Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to portfolio management activities, including managing the Fund. The Trustees also considered the Fund’s record of compliance with its investment restrictions and the compliance programs of the Fund and the Adviser. Based on these considerations, the Trustees concluded that the Fund would continue to benefit from the Adviser’s experience, personnel, operations, and resources during the term of the Interim Agreements.

Investment performance of the Funds and the Adviser.

The Trustees reviewed performance information for the Fund, including information prepared by a third party in connection with the April Approval, as well as the ongoing performance information provided since the Prior 2021 Approvals. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes and that there had not been any material changes in these areas since the Prior 2021 Approvals.

Annual Report | November 30, 2021	45

Board Approval of
Interim Investment
Stone Harbor Emerging Markets Total Income Fund	Advisory Agreement

November 30, 2021 (Unaudited)

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.

The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. The Trustees considered the information provided to the Trustees compiled by a third party in connection with the April Approval showing a comparison of each Fund’s advisory fees and total expense levels compared to a group of comparable funds selected by the third party. The Trustees also considered the complexity and obligations associated with managing an NYSE-traded fund such as the Fund. The Trustees considered the Adviser’s oversight of potential and actual conflicts of interest impacting the Fund such as the Fund’s use of leverage (including the fact that the advisory fee is charged on total assets), as well as the effect of leverage on the Fund’s distribution rate and total return.

The Trustees noted that the Fund’s advisory fee and total expenses is competitive with comparable groups of closed-end funds.

Economies of Scale.

The Trustees considered their previous determinations in connection with the Prior 2021 Approvals regarding the extent that economies of scale would likely be realized as the Fund grows and the extent that economies are shared with the Fund and that these determinations were not expected to be materially different in connection with the Interim Agreement. The Trustees noted that because the Fund is a closed-end fund and does not have any plans to offer more shares to the public, it is unlikely to grow significantly. The Trustees also considered the representations of the Adviser and Virtus in connection with the August Approval that the Fund could benefit from the additional resources and scale of Virtus and its registered fund business if the Fund Reorganization is approved.

The Trustees also took note of their Prior 2021 Approvals in connection with their consideration other factors, which included but were not limited to, “fallout benefits” to the Adviser, such as the benefits from being associated with an NYSE-traded investment company. The Trustees also considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the Interim Agreement for the Stone Harbor Emerging Markets Total Income Fund should be approved effective on the closing of the Virtus Transaction.

46	www.shiplpcef.com

Benchmark Descriptions
Stone Harbor Emerging Markets Total Income Fund	and Definitions

November 30, 2021 (Unaudited)

Benchmark Descriptions

Index	Description
Bloomberg Barclays Index of US Investment Grade Corporate Debt	The Bloomberg Barclays U.S. Corporate Investment Grade Index is a sub index of the U.S. Aggregate Index. It includes Publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.
ICE BofAML US High Yield Constrained Index	The ICE BofAML US High Yield Constrained Index (HUC0) contains all securities in ICE BofAML US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issues in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified Index (CEMBI Broad Diversified) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan GBI-EM Global Diversified Index	The JPMorgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Definitions

Basis points (bps) – Basis points refers to a standard measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, and is used to denote the percentage change in a financial instrument.

Bund - A bund is a sovereign debt instrument issue by Germany's federal government to finance outgoing expenditures. Bund are widely viewed as the German equivalent of U.S. Treasury bonds.

Coupon – A coupon is the annual interest rate paid on a bond, stated as a percentage of the face value and paid from issue date until maturity.

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

Short-term Reverse Repurchase Agreement – A short-term agreement to purchase securities in order to sell them back at a slightly higher price.

Special Drawing Rights (SDR) – The SDR is an international reserve asset created by the International Monetary Fund (IMF) to supplement the official reserves of its member countries. The SDR is not a currency. It is a potential claim on the freely usable currencies of IMF members. As such, SDRs can provide a country with liquidity. A basket of currencies defines the SDR: the US dollar, Euro, Chinese Yuan, Japanese Yen, and the British Pound.

Annual Report | November 30, 2021	47

INVESTMENT ADVISER

Stone Harbor Investment Partners, LLC

31 W. 52nd Street, 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, New Jersey 07310

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1601 Wewatta Street, Suite 400

Denver, Colorado 80202

Member Firm ALPS Distributors, Inc.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no substantive amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for the fiscal years ended November 30, 2020 and November 30, 2021 professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $55,900 and $55,900, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended November 30, 2020 and November 30, 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended November 30, 2020 and November 30, 2021 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $5,000 and $5,000, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended November 30, 2020 and November 30, 2021 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed for the fiscal years ended November 30, 2019 and November 30, 2020 by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $170,000 and $170,000, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Alan J. Brott, Chairman

Heath B. McLendon

Patrick Sheehan

Glenn Marchak

Bruce Speca

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 13(c), is a copy of the Registrant’s proxy voting policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies as of February 7, 2021.

(a)(1)

Name	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter J. Wilby, CFA	President and Chief Executive Officer	Since 2012	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor Investment Partners, LLC (“Stone Harbor”).
James E. Craige, CFA	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; Since April 2006, Portfolio Manager of Stone Harbor.

Name	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kumaran Damodaran, PhD	Executive Vice President	Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since September 2015, Portfolio Manager of Stone Harbor; Prior to joining Stone Harbor, Lead Emerging Markets Macro Portfolio Manager for GLG Partners from 2012 to 2015.
David Griffiths	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor of Stone Harbor.
David A. Oliver, CFA	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since June 2008, Portfolio Manager of Stone Harbor.
William Perry	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor.

Name	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stuart Sclater- Booth	Executive Vice President	Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Blend Fund; Since June 2014, Portfolio Manager of Stone Harbor.
David Scott	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor.

(a)(2) As of November 30, 2021, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets ($mm)	# of Accounts	Total Assets ($mm)	# of Accounts	Total Assets ($mm)
Peter Wilby, CFA	11 [1]	2,550	29 [2]	5,645	23[3]	6,191
James Craige, CFA	8	2,344	22 [2]	3,238	15	5,088
Kumaran Damodaran, PhD	7	2,240	16 [2]	3,061	14	4,658
David Griffiths	7	2,240	16 [2]	3,061	14	4,658
David Oliver, CFA	7	2,240	16 [2]	3,061	14	4,658
William Perry	8	2,344	22 [2]	3,238	15	5,088
Stuart Sclater-Booth	7	2,240	16 [2]	3,061	14	4,658
David Scott	3 [1]	206	7	2,407	8 [3]	1,103

# of Accounts does not include investors in Stone Harbor's pooled vehicles.

[1]	One account of total market value $72 mm is subject to a performance-based advisory fee.
[2]	One segregated account of total market value $181 mm is subject to a performance-based advisory fee.
[3]	One segregated account of total market value $834 mm is subject to a performance-based advisory fee.

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager, which may directly or indirectly affect the portfolio manager’s compensation, for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Assets, including assets attributable to any Borrowings and/or to any Preferred Shares, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

(a)(3) Portfolio Manager Compensation as of November 30, 2021.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and the JPMorgan CEMBI Broad Diversified Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of November 30, 2021.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Peter J. Wilby, CFA	$100,000-500,000
James Craige, CFA	$1,000,000+
Kumaran Damodaran, PhD	$0
David Griffiths	$0
David Oliver, CFA	$100,000-500,000
William Perry	$0
Stuart Sclater-Booth	$0
David Scott	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	A certification by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	The Registrant’s proxy voting policies and procedures are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2022

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	February 8, 2022